Exhibit 99.4

AMENDMENT NO. 1 TO AMENDED AND RESTATED DECLARATION OF TRUST

Dated as of June 25, 2009

of

SunTrust Capital I

This AMENDMENT NO. 1 TO AMENDED AND RESTATED DECLARATION OF TRUST, dated as of June 25, 2009 (this “Amendment”), is entered into among (i) SunTrust Banks, Inc., a Georgia corporation (including any successors or assigns, the “Sponsor”), and (ii) Raymond D. Fortin, an individual, and Jerome T. Lienhard, II, an individual, and Michael Spingler, an individual, each having an address at c/o SunTrust Banks, Inc., 303 Peachtree Street, NE, Atlanta, Georgia 30308 (each, a “Regular Trustee,” and collectively, the “Regular Trustees”), pursuant to Section 12.1(g)(ii) of the Amended and Restated Declaration of Trust, dated May 12, 1997, of SunTrust Capital I.

RECITAL OF THE REGULAR TRUSTEES

The Trustees have heretofore duly declared and established a statutory trust (the “Issuer Trust”), pursuant to the Delaware Statutory Trust Act by entering into that certain Declaration of Trust, dated April 16, 1997 (the “Original Declaration of Trust”), as amended and restated by that certain Amended and Restated Declaration of Trust, dated May 12, 1997 (the “Declaration of Trust”), and by the execution and filing with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on April 16, 1997, attached to the Original Declaration of Trust as Exhibit A (as heretofore amended, the “Certificate of Trust”).

The Regular Trustees desire to amend the Declaration of Trust pursuant to Section 12.1(g)(ii) of the Declaration of Trust and, in accordance with Section 12.1(b) of the Declaration of Trust, The Bank of New York Mellon Trust Company, N.A. (the “Institutional Trustee”) has received and accepted the opinion of counsel and officer’s certificates contemplated thereby.

NOW, THEREFORE, this Amendment witnesseth: For and in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Declaration of Trust is hereby amended as follows:

ARTICLE I

DEFINED TERMS

Section 1.1 Definitions. Capitalized terms used in this Amendment and not otherwise defined shall have the respective meanings assigned thereto in the Declaration of Trust.

ARTICLE II

AMENDMENTS TO THE DECLARATION OF TRUST

Section 2.1 Amendment of Section 1.1 of the Declaration of Trust. Section 1.1 of the Declaration of Trust is hereby amended as follows:

(a)	The following definition of “Book-Entry Preferred Securities Certificate” is added:

““Book-Entry Preferred Securities Certificate” means a Preferred Security Certificate evidencing ownership of Book-Entry Preferred Securities.”

(b)	The following definition of “Book-Entry Preferred Security” is added:

““Book-Entry Preferred Security” means a Preferred Security, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 9.4.”

(c)	The following definition of “Like Amount” is added:

““Like Amount” means, with respect to an exchange pursuant to Section 9.10, Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities exchanged therefor.”

(d)	The following definition of “Sponsor Affiliated Owner” is added:

““Sponsor Affiliated Owner” has the meaning set forth in Section 9.10.”

Section 2.2 Amendment of Section 3.8 of the Declaration of Trust. A new clause (s) is hereby added to Section 3.8 of the Declaration of Trust as follows:

“(s) the taking of any action in connection with the retirement of the Preferred Securities in accordance with Section 9.10 of this Declaration.”

Section 2.3 Amendment of Section 3.10 of the Declaration of Trust. A new clause (l) is hereby added to Section 3.10 of the Declaration of Trust as follows:

“(l) The Institutional Trustee may take any action in connection with the retirement of the Preferred Securities in accordance with Section 9.10 of this Declaration.”

Section 2.4 Amendment of Article VI of the Declaration of Trust. A new Section 9.10 is hereby added to Article VI of the Declaration of Trust as follows:

“SECTION 9.10 Exchanges.

(a) If at any time the Sponsor or any of its Affiliates (in either case, a “Sponsor Affiliated Owner”) acquires any Preferred Securities (whether as a Preferred Security Beneficial Owner or as a Holder of a Definitive Preferred Security Certificate), such Sponsor Affiliated Owner shall have the right to deliver to the Institutional Trustee or its designee all or such portion of its Preferred Securities as it elects and receive, in exchange therefor, a Like Amount of Debentures. Such election (i) shall be exercisable effective by such Sponsor Affiliated Owner delivering to the Institutional Trustee a written notice of such election (A) specifying the aggregate liquidation amount of the Preferred Securities with respect to which such election is being made and (B) the date on which such exchange shall occur, which date shall not be less than three (3) Business Days after the receipt by the Institutional Trustee of such election notice, and which may be any date other than the record date for any Distribution or a date from such record date to and including any date upon which such Distribution is made and (ii) shall be conditioned upon such Sponsor Affiliated Owner having delivered or caused to be delivered to the Institutional Trustee or its designee the Preferred Securities which are the subject of such election by 10:00 A.M. New York City time, on the date on which such exchange is to occur. After the exchange, such Preferred Securities will be cancelled and will no longer be deemed to be outstanding for any purpose and all rights of the Sponsor or its Affiliate(s) with respect to such Preferred Securities will cease, including accumulated but unpaid Distributions thereon. In the event such Preferred Securities are Book-Entry Preferred Securities, upon such exchange the Institutional Trustee, in its capacity as Securities Registrar, shall cause an annotation to be made on the Book-Entry Preferred Securities Certificate or Certificates evidencing such Book-Entry Preferred Securities to evidence the reduction in the liquidation amount thereof resulting from such cancellation.

(b) Notwithstanding anything else in this Declaration to the contrary, in order to effectuate the exchanges contemplated by Section 9.10(a) above, the Trust is hereby authorized to execute, deliver and perform, and the Sponsor, the Institutional Trustee, any Regular Trustee or the Securities Registrar, on behalf of the Trust, acting singly or collectively, is hereby authorized to execute and deliver on behalf of the Trust, an exchange agreement, cancellation letter, and any and all other documents, agreements, or certificates contemplated by or related to the exchanges made pursuant to Section 9.10(a) above, in each case without further vote or approval of any other Person.

Section 2.5 Amendment of Section 12.1(g) of the Declaration of Trust. A new clause (vi) is hereby added to Section 12.1(g):

“(vi) to provide for the retirement of the Preferred Securities held by a Sponsor Affiliated Owner.”

ARTICLE III

MISCELLANEOUS

Section 3.1 Separability Clause.

In case any provision in the Declaration of Trust, as amended by this Amendment, shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 3.2 Governing Law.

This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to conflicts of laws principles).

Section 3.3 Successors and Assigns.

All covenants and agreements in the Declaration of Trust, as amended by this Amendment, by each party thereto shall bind its successors and assigns, whether so expressed or not.

Section 3.4 Effect of Headings.

The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 3.5 Trust Indenture Act; Conflict with Trust Indenture Act.

If any provision of the Declaration of Trust, as amended by this Amendment, limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be a part of and govern the Declaration of Trust, as amended by this Amendment, the latter provision shall control. If any provision of the Declaration of Trust, as amended by this Amendment, modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to the Declaration of Trust, as amended by this Amendment, as so modified or to be excluded, as the case may be.

* * * *

This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the day and year first above written.

SunTrust Banks, Inc., as Sponsor

By:	/s/ Jerome T. Lienhard, II
Name: Jerome T. Lienhard, II Title: Senior Vice President and Treasurer

/s/ Raymond D. Fortin
Raymond D. Fortin, as Regular Trustee

/s/ Jerome T. Lienhard, II
Jerome T. Lienhard, II, as Regular Trustee

/s/ Michael Spingler
Michael Spingler as Regular Trustee